UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): February 18, 2005


                              REHABCARE GROUP, INC.
               (Exact name of Company as specified in its charter)


        Delaware                       0-19294               51-0265872
(State or other jurisdiction          (Commission         (I.R.S. Employer
    of incorporation)                File Number)        Identification No.)

 7733 Forsyth Boulevard
        23rd Floor
   St. Louis, Missouri                                          63105
(Address of principal executive offices)                      (Zip Code)

                                 (314) 863-7422
               (Company's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02 Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On February 22, 2005, RehabCare Group, Inc. issued a press release announcing the resignation of Joseph R. Swedish from its Board of Directors effective February 18, 2005. A copy of that press release is filed as an exhibit to this report and is incorporated here by reference.

Item  9.01  Financial Statements and Exhibits

            (c) The following exhibit is filed as part of this report:

            Exhibit Number                Description

            99.1 Press Release dated February 22, 2005, issued by RehabCare Group, Inc.


                                    * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Dated:  February 22, 2005

                                          REHABCARE GROUP, INC.



                                          By: /s/ Vincent L. Germanese
                                             ---------------------------
                                          Vincent L. Germanese
                                          Senior Vice President, Chief
                                          Financial Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.             Description


99.1  Press release dated February 22, 2005 issued by RehabCare Group, Inc.

                                                                    Exhibit 99.1


                              CONTACT:  RehabCare Group, Inc.
                              Vincent L. Germanese, Senior Vice President
                              & Chief Financial Officer
                              Betty Cammarata, Dir-Investor Relations
                              Press: David Totaro, Senior Vice President,
                              Corporate Marketing & Communications
                              (314) 863-7422 or
                              Financial Dynamics
                              Gordon McCoun/Lanie Marcus
                              Press: Sean Leous
                                 (212) 850-5600


FOR IMMEDIATE RELEASE
Tuesday, February 22, 2005

     Joseph R. Swedish Resigns from RehabCare Group, Inc. Board of Directors

St. Louis, MO, February 22, 2005 -- RehabCare Group, Inc. (NYSE:RHB) announced that Joseph R. Swedish has resigned from the Company's Board of Directors, effective February 18, 2005. Mr. Swedish informed the Company that he had recently accepted a position as Chief Executive Officer of a large non-profit multi-hospital system, Trinity Health, Novi, Michigan and has determined in consultation with his board of directors that his new position requires his full time and attention for the foreseeable future. RehabCare is currently looking to replace Mr. Swedish's position on the Company's Board.

     John H. Short, Ph.D., President and Chief Executive Officer of RehabCare Group, commented, "We thank Joe for his contributions to RehabCare over the past eight months and wish him much success with his new endeavor."

     Mr. Swedish, commented, "I appreciate the ability to have made a contribution to the performance of the Company alongside very talented fellow board members. I have been truly honored to serve with such esteemed and creative colleagues."

     Mr. Swedish joined Trinity Health in January 2005 as its President and CEO. Trinity is one of the nation's largest Catholic healthcare systems. It has net revenues of over $5 billion, 44,000 full-time employees, operations in seven states, 45 hospitals and 384 outpatient facilities.

     RehabCare Group, Inc., headquartered in St. Louis, MO, is a leading provider of program management services for hospital inpatient rehabilitation and skilled nursing units, outpatient therapy programs and contract therapy services in conjunction with more than 800 hospitals and skilled nursing facilities in 39 states, the District of Columbia and Puerto Rico. RehabCare is pleased to be included in the Russell 2000 and Standard and Poor's Small Cap 600 indices.

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